SUB-ITEM 77Q1(e)

                             Subadvisory Agreements

1.  Deutsche Asset Management (Hong Kong) Limited, dated April 28, 2006
2.  Deutsche Asset Management International GMBH, dated April 28, 2006
3.  Deutsche Investments Australia Limited, dated April 28, 2006
4.  Dimensional Fund Advisers Inc., dated April 28, 2006
5. MFC Global Investment Management (U.S.A.) Limited, Amendment dated April 28, 2006
6.  RCM Capital Management LLC, dated April 28, 2006
7.  RiverSource Investments, LLC, dated April 28, 2006
8.  RREEF America L.L.C., dated April 28, 2006
9.  RREEF Global Advisers Limited, dated April 28, 2006
10. Western Asset Management Company, dated April 28, 2006
11. Western Asset Management Company Limited, dated April 28, 2006

                         RESEARCH AND ADVISORY AGREEMENT


                              RREEF America L.L.C.
                 an affiliate of Deutsche Asset Management, Inc.
                             875 N. Michigan Avenue
                                   41st Floor
                             Chicago, Illinois 60611


                                                            As of April 28, 2006


Deutsche Asset Management (Hong Kong) Limited


     We have entered into a Research and Advisory Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of October 17, 2005, as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Fund (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. You shall primarily be responsible for recommendations with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): ____________Asia__________________. In carrying out your investment advisory duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by you and us in writing from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the U.S. Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

     In the event that we determine that you are not authorized under United States securities laws to receive compensation with respect to the Fund for your Territory (or any part thereof), you will not receive your monthly fee (or such portion of your monthly fee corresponding to the portion of your Territory for which such a determination has been made). The fees that would have otherwise been paid to you but for this decision will be redistributed pro rata among RREEF and the other similarly situated regional subadvisers providing investment advisory services under similar Research and Advisory Agreements ("Regional Subadvisers").

     In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

     We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

     You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees of the Fund.
     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.
     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.
     6. Nothing herein shall be construed as constituting you an agent of us or of the Fund.
     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.
     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.
     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.
     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of your acts and omissions in performing the services under this Agreement.
     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of

Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.
     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Funds II.
     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

         Addressed

         If to RREEF America L.L.C., to:

             RREEF America L.L.C.

             Floor 26

             101 California Street

             San Francisco, Ca  94111

             Attention:    Marlena Casellini
                           Managing Director, Chief Operating Officer

                  (Facsimile No. 1.415.392.4648)

         With a copy to:

             RREEF America L.L.C.

             875 N. Michigan Avenue

             41st Floor

             Chicago, IL 60611

             Attention:    Barry H. Braitman
                           Managing Director

                  (Facsimile No. 1.312.266.9346)

         If to Deutsche Asset Management (Hong Kong) Limited, to:

             Floor 53, Cheung Kong Center

             2 Queen's Road Central

             Hong Kong, China

             Attention:   Edouard Fernen Peter,

                          Head of Asset Management, Asia Pacific and Middle East

                  (Facsimile No. 852-2203-7230)


or to such other address as to which the recipient shall have informed the other party.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.
     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.
     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Funds II shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Funds II or any portfolio thereof, but only the assets belonging to John Hancock Funds II, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.
     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.



                      [Signature Page Immediately Follows]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                         Very truly yours,

                                         RREEF AMERICA L.L.C.



                                         By:    /s/Chris Hughes
                                                ---------------
                                         Name:  Chris Hughes
                                         Title: Managing Director


The foregoing agreement is hereby accepted as of the date first above written.



Deutsche Asset Management (Hong Kong) Limited



By:    /s/Karen Ng                               By:    /s/Edward Fernen Peter
       -----------                                      ----------------------
Name:  Karen Ng                                  Name:  Edward Fernen Peter
Title: Head of Operations                        Title: Chief Executive Officer

Accepted:

Global Real Estate Fund



By:    /s/John G. Vrysen
       -----------------
       John G. Vrysen

                             RESEARCH, ADVISORY AND
                         INVESTMENT MANAGEMENT AGREEMENT


                              RREEF America L.L.C.
                 an affiliate of Deutsche Asset Management, Inc.
                             875 N. Michigan Avenue
                                   41st Floor
                             Chicago, Illinois 60611


                                                            As of April 28, 2006



Deutsche Asset Management International GmbH



     We have entered into a Research, Advisory and Investment Management Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of October 17, 2005, as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Fund (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory and investment management services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. We hereby appoint you as an investment manager to supervise and direct the investment and reinvestment (the "Investments") with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): ________Europe and Africa_________ (the Investments in the Territory are sometimes referred to herein as the "Portfolio"). In carrying out your investment advisory and investment management duties hereunder, you will comply with the objectives, guidelines and restrictions (the "Investment Guidelines) as may be agreed upon by you and us from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the United States Securities and Exchange Commission, as the same may be amended from time to time. The Investment Guidelines may be amended at any time by written agreement between you and us. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     Subject to the Investment Guidelines, you are authorized to deal with the Investments in any way (including, without limitation, the purchase, sale, conversion or exchange of securities, the purchase or sale of subscription rights, the purchase or sale of foreign exchange, the exercise, purchase or sale of option rights, and entering into futures contracts in such markets as it considers appropriate), as well as to carry out all other customary actions which appear to you to be appropriate in relation to the investment or reinvestment of the Investments. Transactions in any market are subject to the standard conditions, practices, usages and regulations, prevailing at such market.

     We agree that you are authorized to place orders directly with brokers and dealers as permitted by the Investment Guidelines. We agree that you may select brokers and dealers for execution of transactions relating to the Investments at your sole discretion in accordance with the principle of best execution and in accordance with the Investment Guidelines. In making such selection, you will consider not only the available securities' prices, commission charges and other fees, but also other relevant factors (such as, without limitation, execution capabilities, research, statistical and other services provided to you by such brokers or dealers) affecting the transaction price.

     Brokerage and research services provided to you by brokers include not only general research services but also specialized services such as First Call, Telerate, Reuters, Bloomberg, Quotron and Topic. Research services received consist of company analysis, technical analysis, company news, market news and economic and market research. All of these services provided to you and for which we agree that you shall be entitled to retain the value are reviewed regularly and are provided to your clients as appropriate assistance to the investment-decision making process of you.

     We agree that you may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of your clients; in addition, we agree that you generally plan each year to allocate trades effected on behalf of your clients among brokers which provide superior brokerage and research services for the benefit of your clients.

     We agree that you will not be responsible for exercising any voting rights relating to any of the Investments. We further agree that you will not provide any legal advice or act for us in any class action proceedings involving Investments or issuers of securities of Investments held in the Portfolio.

     In dealings with third parties you will, as our authorized representative, act in our name and for our account. We shall provide you with any specific authorization or certification you may require.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

     In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

     We will indemnify you for all taxes, duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees, and legal fees) you incur as a result of your services hereunder. The obligations contained in this sub-clause shall survive the termination of the Agreement.

     We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

     You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings", as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies") only if and when you have received our prior written consent to so sub-delegate such services, and we agree that our written consent shall not be unreasonably withheld. In no event will we provide you with our written consent to sub-delegate the performance of your services hereunder if we determine the sub-delegation of the performance of your services hereunder would be in violation of the Fund's Prospectus and/or Statement of Additional Information filed with the United States Securities and Exchange Commission or the U.S. Investment Company Act of 1940, as amended, or the U.S. Investment Advisers Act of 1940, as amended, or any other applicable law or regulation.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. We agree to furnish you with any information with respect to the Investments which you may reasonably require. We further agree to provide you promptly upon the signing of this Agreement with all evidence of the necessary power and authority of us and the persons signing the Agreement on behalf of us to bind us in relation to dealings with you, to provide you with a list of specimen signatures of persons entitled to act on behalf of us in all dealings with you, and to supply copies to you of any consents required in relation to the entering into of this Agreement and the performance of your obligations hereunder.

     Except as agreed between the parties, all information exchanged under this Agreement shall be treated as confidential and shall not be disclosed to third parties (excluding Group Companies and the custodian) except as required by law.

     We agree that you are authorized to record every telephone conversation held with your Advised Portfolio Group or Fund Management Department. We agree to the recording and its storage for a limited period of time. We will inform our employees integrated in this working process accordingly and obtain their agreement with such recording. We will oblige such employees not to provide any third person with the telephone numbers of your Advised Portfolio Group or Fund Management Department.

     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement. You further agree to immediately notify us should you receive information that your status as a registered investment advisor under the U.S. Investment Advisers Act of 1940, as amended, ceases.

     8. You shall not receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, unless prior to your receipt of such compensation we have been notified and have informed you of our determination that you are authorized to receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund. In no event will we provide you with such a determination if we believe the payment to you of any commission, fee, or other remuneration for acting as a broker would be in violation of the Fund's Prospectus and/or Statement of Additional Information filed with the United States Securities and Exchange Commission or the U.S. Investment Company Act of 1940, as amended, or any other applicable law or regulation.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent we have been notified of your desire to consult another subadviser and we have informed you of our determination that such consultation is permissible and appropriate. In no event will we provide you with such a determination if we believe your consultation with any other subadviser engaged by Adviser would be a violation of the Fund's Prospectus and/or Statement of Additional Information filed with the United States Securities and Exchange Commission or the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability to RREEF America L.L.C. for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of you acts and omissions in performing the services under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Funds II.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

         Addressed

                  If to RREEF America L.L.C., to:

                      RREEF America L.L.C.

                      Floor 26

                      101 California Street

                      San Francisco, Ca  94111

                      Attention:    Marlena Casellini
                                    Managing Director, Chief Operating Officer

                           (Facsimile No. 1.415.392.4648)

                With a copy to:

                      RREEF America L.L.C.

                      875 N. Michigan Avenue

                      41st Floor

                      Chicago, IL 60611

                      Attention:    Barry H. Braitman
                                    Managing Director

                           (Facsimile No. 1.312.266.9346)

                  If to Deutsche Asset Management International GmbH, to:

                      __ Floor

                      Mainzer Landstra(beta)e 178-190

                      Frankfurt am Main, Germany

                      Attention:    Mr. Michael Koch

                                    Director

                           (Facsimile No.)


or to such other address as to which the recipient shall have informed the other party.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended, or the U.S. Investment Advisers Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. Notwithstanding anything in this Research, Advisory and Investment Management Agreement to the contrary, you are not and shall not become by virtue of this Research, Advisory and Investment Management Agreement an agent of the Adviser or of the Fund.

     16. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Funds II shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Funds II or any portfolio thereof, but only the assets belonging to John Hancock Funds II, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     17. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the

Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.



                      [Signature Page Immediately Follows]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.


                                    Very truly yours,

                                    RREEF AMERICA L.L.C.




                                    By:    /s/Chris Hughes
                                           ---------------
                                    Name:  Chris Hughes
                                    Title: Managing Director


The foregoing agreement is hereby accepted as of the date first above written.




                                    Deutsche Asset Management International GmbH




                                    By:    /s/Gioring Koch
                                           ---------------
                                    Name:  Gioring Koch
                                    Title: Managing Director


Accepted:

Global Real Estate Fund




By:      _________________________________

                         RESEARCH AND ADVISORY AGREEMENT


                              RREEF America L.L.C.
                 an affiliate of Deutsche Asset Management, Inc.
                             875 N. Michigan Avenue
                                   41st Floor
                             Chicago, Illinois 60611


                                                            As of April 28, 2006



Deutsche Investments Australia Limited


     We have entered into a Research and Advisory Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of October 17, 2005, as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Fund (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. You shall primarily be responsible for recommendations with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): _______Australia and New Zealand_____________. In carrying out your investment advisory duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by you and us in writing from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the U.S. Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

     In the event that we determine that you are not authorized under United States securities laws to receive compensation with respect to the Fund for your Territory (or any part thereof), you will not receive your monthly fee (or such portion of your monthly fee corresponding to the portion of your Territory for which such a determination has been made). The fees that would have otherwise been paid to you but for this decision will be redistributed pro rata among

RREEF and the other similarly situated regional subadvisers providing investment advisory services under similar Research and Advisory Agreements ("Regional Subadvisers").

     In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

     We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

     You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Trustees of the Fund.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Funds II.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

                  Addressed

                  If to RREEF America L.L.C., to:

                      RREEF America L.L.C.

                      875 N. Michigan Avenue

                      41st Floor

                      Chicago, Illinois 60611

                      Attention:    Marlena Casellini
                                    Managing Director, Chief Operating Officer

                           (Facsimile No. 1.415.392.4648)

                  With a copy to:

                      RREEF America L.L.C.

                      875 N. Michigan Avenue

                      41st Floor

                      Chicago, Illinois 60611

                      Attention:    Barry H. Braitman
                                    Managing Director

                           (Facsimile No. 1.312.266.9346)

                  If to Deutsche Investments Australia Limited, to:

                      Floor 21

                      83 Clarence Street

                      NSW 2000

                      Sydney, Australia

                      Attention:    Ms. Penni James

                                    Head of Compliance

                           (Facsimile No.)


or to such other address as to which the recipient shall have informed the other party.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Funds II shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Funds II or any portfolio thereof, but only the assets belonging to John Hancock Funds II, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.


                                         Very truly yours,

                                         RREEF AMERICA L.L.C.




                                         By:    /s/Chris Hughes
                                                ---------------
                                         Name:  Chris Hughes
                                         Title: Managing Director


The foregoing agreement is hereby accepted as of the date first above written.




                                         Deutsche Investments Australia Limited




                                         By:    /s/Philip R. Maher
                                                ------------------
                                         Name:  Philip R. Maher
                                         Title: Director


Accepted:

Global Real Estate Fund




By:  /s/John G. Vrysen
     -----------------
     John G. Vrysen

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT


     AGREEMENT made this 28th day of April 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Dimensional Fund Advisors Inc., a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate such economic, statistical, financial and other information that the Subadviser deems relevant to the management of the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended; provided however, that the Adviser provides the Subadviser with changes to the Trust's registration statement with respect to the Portfolios at least sixty (60) days in advance of the effectiveness of such change with respect to any material change that affects the management of the Portfolios' assets, and within a reasonable period of time in advance of the effectiveness of such change with respect to any other changes;

     iii. implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. upon reasonable request, provide assistance to the Trust to assist the Trust in fair value pricing securities held by the Portfolios for which market quotations are not readily available, including communicating with the Trust's Custodian or pricing agent.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including payment of salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including recordkeeping, clerical personnel and equipment necessary for the conduct of investing each Portfolios' assets (excluding non-investment advisory services such as the determination of net asset value and custodial, transfer agency, and Portfolio and shareholder accounting services). The Adviser acknowledges and agrees that the
     Subadviser is not responsible to advise or act for the Trust or the Portfolio in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Portfolio or the issuers of such securities. To the extent the Subadviser has received written documentation related to such proceedings related to securities held by the Trust which are managed by the Subadviser, the Subadviser shall promptly forward the documentation to the Adviser.

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with procedures agreed upon by the parties, as amended from time to time. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's and its affiliates' overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required to be kept of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. To the extent proxy voting materials have been forwarded to the Subadviser in a timely fashion by the Portfolio's custodian, the Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with (i) the Trust's proxy voting policies and procedures; provided however, the Adviser shall notify the Subaviser of any material change to the Trust's proxy voting policies and procedures at least sixty (60) days in advance of the effectiveness of such change); and (ii) the proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act (a summary of which is described in the Subadviser's Form ADV Part II, as amended from time to time).

g. The Adviser understands and agrees that the Subadviser, as part of its duties hereunder, is not responsible for determining whether or not the Portfolio is a suitable and appropriate investment for the clients who invest in such Portfolio.

h. The Subadviser may rely on specific information, instructions or requests given or made to Subadviser by the Adviser with respect to the Trust, the Portfolio and the management of the Portfolio's assets, which are believed to be in good faith by the Subadviser to be reliable.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER AND AFFILIATES

     The Subadviser, its affiliates and each of their directors, officers and employees shall not be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, shareholders or otherwise; that employees, agents and shareholders of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

6.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty (60) days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty (60) days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION

a. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     i. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     ii. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

     iii. any change in actual control or management of the Subadviser or the portfolio manager responsible for coordinating the day-to-day management of any Portfolio.

b. The Adviser shall furnish to the Subadviser copies of the following documents:

     i. the resolutions of the Trust's Board approving the engagement of the Subadviser as a subadviser to the Portfolio and approving the form of this Agreement;

     ii. current copies of the registration statement, Prospectus and Statement of Additional Information of the Trust relating to the Portfolio;

     iii. resolutions, policies and procedures adopted by the Trust's Board in respect of the management or operation of the Portfolio; and

     iv. a list of affiliated brokers and underwriters and other affiliates for compliance with applicable provisions of the Investment Company Act.

     The Adviser shall furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements to the items above shall be provided: (1) with respect to any material change that affects the management of the Portfolios' assets, within sixty (60) days for items (i) and (ii) above and thirty (30) days for items (iii) and (iv) above in advance of the effectiveness of such amendment or supplement, and (2) with respect to any other changes, within a reasonable period of time such materials become available to the Adviser. Until so provided, the Subadviser may continue to rely on those documents previously provided.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH OTHERS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser or with unaffiliated third parties to better enable the Subadviser to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser; provided that the Subadviser shall be responsible for any acts or omissions of such affiliated or unaffiliated persons or parties to the extent Subadviser would have been responsible under this Agreement, and shall notify the Adviser in writing before entering into such arrangements.

     Notwithstanding the foregoing, as required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

a.   other subadvisers to a Portfolio;
b.   other subadvisers to a Trust portfolio; and
c.   other subadvisers to a portfolio under common control with the Portfolio.

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date actually received.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings", as such policy may be amended from time to time. The Trust shall provide the Subadviser with any such amendments. The Subadviser will keep in place a policy on insider trading, as amended from time to time, and shall prohibit its employees from trading in violation of such policy.

19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination (other than written inquiries such as "sweep letters" conducted by the SEC or exams that cannot be disclosed by law or order of the regulatory agency) of the Subadviser that relates to services provided by the Subadviser to the Trust and a general summary of any material deficiencies of the Subadviser cited by the applicable regulatory agency as a result of such examination to the extent such disclosure is permitted by law, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust, including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and any material deficiency relating to the services provided by the Subadviser to the Trust under this Agreement discovered as a result of any formal internal audit conducted by Subadviser. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with certifications, information and access to personnel (including those resources that are responsible for enforcing the Compliance Policies to permit reasonable testing of such Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

20.  REFERENCES TO THE ADVISER AND SUBADVISER

     During the term of this Agreement, each party agrees to furnish the other party at its principal office sales literature, prospectuses or shareholder reports, or other similar material prepared for distribution to the public, which refers to the other party or its clients, prior to use thereof and not to use such references if the other party objects in writing within five business days (or such other time as may be agreed upon) after receipt thereof. Sales literature may be furnished to the other party by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.


JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:  /s/ John G. Vrysen
     ------------------
     John G. Vrysen
     Executive Vice President and
      Chief Financial Officer




                                       DIMENSIONAL FUND ADVISORS INC.




                                       By:    /s/Catherine L. Newell
                                              ----------------------
                                       Name:  Catherine L. Newell
                                       Title: Vide President and Secretary

                                   APPENDIX A


     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                               First               Excess Over
                                            $100 million          $100 million
                                            of Aggregate          of Aggregate
Portfolio                                   Net Assets*            Net Assets*
International Small Company Fund*

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Trust. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                      Other Portfolio(s)
International Small Company Fund    --  International Small Company Trust,
                                         a series of John Hancock Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to the (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                       AMENDMENT TO SUBADVISORY AGREEMENT

                MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED


     AMENDMENT made as of this 28th day of April 2006 to the Subadvisory Agreement dated October 17, 2005 (the "Amendment"), between John Hancock Investment Management Services, LLC (formerly Manufacturers Securities Services,
LLC), a Delaware limited liability company (the "Adviser"), and MFC Global Investment Management (U.S.A.) Limited, a Canadian corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   CHANGE IN APPENDIX A

     Appendix A of the Agreement, "Compensation of Subadviser", is hereby amended to add the Absolute Return Fund.

2.   EFFECTIVE DATE

     This Amendment shall become effective on the later to occur of: (i) approval of the Amendment by the Board of Trustees of John Hancock Funds II and
(ii) execution of the Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:  /s/ John G. Vrysen
     ------------------
     John G. Vrysen
     Executive Vice President and Chief Financial Officer




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED




By:    /s/Keith E. Walter
       ------------------
Name:  Keith E. Walter
Title: Senior Vice President

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for the Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                                      Between
                                             First                  $200 million              Excess Over
                                         $200 million             and $500 million           $500 Million
                                         of Aggregate               of Aggregate             of Aggregate
Portfolio                                 Net Assets*               Net Assets*               Net Assets*
Absolute Return Fund

*The term Aggregate Net Assets includes the net assets of the Portfolio of the Trust. It also includes with respect to the Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Trust are determined as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous day of that fund.

Trust Portfolio            Other Portfolio(s)
Absolute Return Fund   --  Absolute Return Trust, a series of John Hancock Trust

     The Subadviser Fee for the Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of the Aggregate Net Assets divided by (ii) the Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date of such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT


     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and RCM Capital Management LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, shall have full discretionary authority to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance to the Trust's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available. Subadviser shall not be the custodian of the assets.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and
     brokerage   services  a  higher  spread  or  commission  for  a  particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f.   The  Subadviser   shall  vote  all  proxies  received  in  connection  with
     securities held by the Portfolios. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolio and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

6.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company

Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.   other subadvisers to a Portfolio;
2.   other subadvisers to a Trust portfolio;
3.   other subadvisers to a portfolio under common control with the Portfolio.

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The parties agree to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. All information (including investment advice) furnished by the parties shall be treated as confidential and shall not be disclosed to third parties unless requested by a regulatory agency or otherwise as required by law or permitted by such policy or agreed to in writing by the parties hereto.

19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

20. ACKNOWLEDGEMENT OF RECEIPT OF FORM ADV PART II, PRIVACY NOTICE AND A DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

     Adviser hereby acknowledges that at least 48 hours prior to entering into this Agreement it has been received, and had an opportunity to review the Subadviser's Form ADV, Part II (which includes Subadviser's privacy notice and a description of Subadviser's proxy voting policies and procedures) as required by Rule 204-3 under the Investment Advisers Act, as amended.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:     /s/ John G. Vrysen
        ------------------
        John G. Vrysen
        Executive Vice President and Chief Financial Officer




                                      RCM CAPITAL MANAGEMENT LLC




                                      By:    /s/Robert J. Gudstein
                                             ---------------------
                                      Name:  Robert J. Gudstein
                                      Title: COO

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                        First             Excess Over
                                    $500 million          $500 million
                                    of Aggregate          of Aggregate
Portfolio                            Net Assets*          Net Assets*
Emerging Small Company Fund

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)              Other Portfolio(s)

Emerging Small Company Fund  -- Emerging Small Company Trust, a series of John
                                 Hancock Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT


     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and RiverSource Investments, LLC, a Minnesota limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees ofJohn Hancock Funds II (the "Fund") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Fund or Adviser in any way except as expressly authorized in this Agreement or another writing by the Fund and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE FUND

a. Subject always to the direction and control of the Trustees of the Fund, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Fund's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Fund with respect to the implementation of these investment programs, as reasonably requested by the Adviser or the Trustees of the Fund; and

     v. provide assistance to the Fund's Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available, as reasonably requested by the Fund's Custodian or the Adviser, provided that the Fund's Custodian and/or other service provider responsible for valuing the securities held by the Portfolios in accordance with the Portfolios' fair valuation procedures, and not Subadviser, shall be responsible for determining the fair valuation of any such securities.

b. The Subadviser, at its expense, will furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully and all other personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services) in accordance with its investment management responsibilities under this Agreement.

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Fund's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. Absent negligence, bad faith or willful misconduct by the Subadviser, the Subadviser shall not be responsible for any loss caused by any act or omission of any broker-dealer; provided, however, that with respect to any broker-dealer that has been selected by the Subadviser, the Subadviser has acted prudently in such selection.

d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote proxies relating to the Portfolios' investment securities in accordance with the Fund's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolios and, subject to the Fund's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall not be responsible for any other corporate actions relating to the Portfolios, including administrative filings, such as proofs of claims or claims in class actions, but will promptly forward any materials related to such actions received by the Subadviser to the Adviser. In addition, the Subadviser will assist the Adviser or the Fund with respect to these matters by providing historical transaction information as reasonably requested by the Fund's custodian or the Adviser.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Fund for any error of judgment or mistake of law or for any loss suffered by the Adviser or Fund in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors. Absent negligence, willful misconduct or bad faith by them, each of the Subadviser, and its respective directors, officers, employees and agents, shall be entitled to rely upon any information or instructions furnished to it (or any of them as individuals) by the Adviser which is believed in good faith to be accurate and reliable. The Adviser understands and acknowledges that the Subadviser does not guarantee to provide any particular rate of return, market value or performance of any assets of the Portfolios. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Adviser may have under such laws or regulations.

5.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Fund are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Fund as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the governing documents of the Fund or by specific provision of applicable law.

6.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

7.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Fund, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Fund or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Fund who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Fund.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund, by the vote of a majority of the outstanding voting securities of the Fund, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Fund terminates for any reason.

8.   PROVISION OF CERTAIN INFORMATION

a. The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

     i. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     ii. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and

     iii. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

b. The Adviser will promptly notify the Adviser in writing if the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolios.

c. The Adviser will provide the Subadviser with the Fund's current Prospectus and Statement of Additional information and any amendments thereto on a timely basis, including reasonable advance notice of any investment guideline changes. The Adviser will provide the Subadviser such other information relating to the Portfolios and to the services to be provided by the Subadviser under this agreement as the Adviser and Subadviser mutually agree is necessary or appropriate.

9.   SERVICES TO OTHER CLIENTS

     The Adviser understands, and has advised the Fund's Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Fund's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.  CONSULTATION WITH SUBADVISERS TO OTHER FUND PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.   other subadvisers to a Portfolio;
2.   other subadvisers to a Fund portfolio;
3.   other subadvisers to a portfolio under common control with the Portfolio.

     The Adviser agrees to furnish a list of any such subadvisers to the Subadviser, and to advise the Subadviser of any changes to the list. The Adviser shall make a good faith effort to ensure that the advisory contracts of each such subadviser contain the same prohibitions as this Section 10.

11.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Fund and by the vote of a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Fund.

12.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

13.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Fund or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

15.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

16.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

17.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

18.  CONFIDENTIALITY OF FUND PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Fund portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information. The Adviser agrees to furnish the Subadviser with a copy of any such portfolio holdings disclosure policy it has adopted and that remains in effect from time to time.

     All information and advice furnished by the Subadviser to the Adviser under this Agreement shall be confidential and shall not be disclosed to third parties, except as required by law, permitted by the Fund's Policy Regarding Disclosure of Portfolio Holdings or authorized in writing by the Subadviser, as applicable. All information furnished by the Adviser to the Subadviser and its affiliates under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as required by law, permitted by the Fund's Policy Regarding Disclosure of Portfolio Holdings, authorized in writing by the Adviser, or where it is necessary to provide services to the Adviser or the Portfolios in connection with this Agreement, as applicable. The Sub-Adviser may share information provided by the Adviser with the Subadviser's affiliates in accordance with the Subadviser's privacy policies in effect from time to time, as communicated in writing by Subadviser to Adviser and not otherwise objected to by Adviser, or in accordance with the Fund's Policy Regarding Disclosure of Portfolio Holdings, as applicable.

19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with a summary of the Subadviser's written policies and procedures relating to the Subadviser's management of the Portfolios ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) notification of any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser relating to the Subadviser's management of the Portfolios and documentation describing the results of any such examination, (iii) documentation describing the results of the Subadviser's assessment regarding testing of the Compliance Policies, and (iv) notification of any material compliance matter (as defined in Rule 38a-1 under the Investment Company Act) that relates to the services provided by the Subadviser to the Fund including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources in order to allow the Adviser to test the Compliance Policies of the Subadviser, as the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act.

20.  REPRESENTATIONS, WARRANTIES AND COVENANTS

a.   The Adviser represents, warrants and covenants that:

     i. The Adviser: (i) is not prohibited by the Investment Company Act or the Investment Advisers Act from performing the services contemplated by this Agreement; (ii) has appointed a Chief Compliance Officer under Rule 206(4)-7 of the Investment Advisers Act; (iii) has adopted written policies and procedures that are reasonably designed to prevent violations of the Investment Advisers Act from occurring; and (iv) has the authority to enter into and perform the services contemplated by this Agreement.

     ii. The (i) the Trustees of the Fund have approved the appointment of the Subadviser pursuant to this Agreement; and (ii) the person executing this Agreement on behalf of the Adviser is authorized to do so.

b.   The Subadviser represents, warrants and covenants that:

     i. The Subadviser: (i); is not prohibited by the Investment Company Act or the Investment Advisers Act from performing the services contemplated by this Agreement; (ii) has appointed a Chief Compliance Officer under Rule 206(4)-7 of the Investment Advisers Act; (iii) has adopted written policies and procedures that are reasonably designed to prevent violations of the Investment Advisers Act from occurring; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     ii. The person executing this Agreement on behalf of the Subadviser is authorized to do so.

c. The Adviser or Subadviser will promptly notify the other in writing if any of their respective representations or warranties made in this Agreement change or become untrue for any reason.

21.  ACKNOWLEDGMENTS OF ADVISER

     The Adviser understands and acknowledges that:

a. The Subadviser shall have no responsibility under this Agreement for such other assets or assets over which the Subadviser has no discretionary investment management authority pursuant to this Agreement.

b. The Adviser has received a copy of Part II of the Subadviser's Form ADV or other brochure meeting the requirements of Rule 204-3 under the Investment Advisers Act ("Subadviser Disclosure Brochure").

22.  CUSTODY

     The Subadviser shall not act as custodian for the Fund and shall not take possession of any assets of the Portfolios. The Subadviser shall give notice and directions with respect to transactions in a manner that shall be agreed upon with the Fund's custodian. Absent negligence, bad faith, or willful misconduct by the Subadviser, the Subadviser shall not be responsible for any loss caused by any act or omission of the Fund's custodian.

23.  MARKET DATA.

     The Subadviser may provide the Adviser or the Trustees of the Fund with third party market data relating to securities and securities markets. While the Subadviser believes that such data is accurate, complete and timely, the Subadviser does not guarantee the accuracy, completeness, or timeliness of such information nor does it imply any warranty of any kind regarding the market data.

24.  USE OF NAME

     The Adviser agrees that the Subadviser may identify the Adviser, the Fund or the Portfolios by name in the Subadviser's current client list. Such list may be used with third parties.

25.  COUNTERPARTS

     This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same Agreement.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:   /s/ John G. Vrysen
      ------------------
      John G. Vrysen
      Executive Vice President and Chief Financial Officer




                                   RIVERSOURCE INVESTMENTS, LLC




                                   By:    /s/Paula R. Meyer
                                          -----------------
                                   Name:  Paula R. Meyer
                                   Title: Senior Vice President

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Fund listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                           First                Next                 Next             Excess Over
                                       $250 million         $250 million         $500 million          $1 billion
                                       of Aggregate         of Aggregate         of Aggregate         of Aggregate
Portfolio                               Net Assets*          Net Assets*          Net Assets*          Net Assets*
Mid Cap Value Equity Fund

*The term Aggregate Net Assets includes the net assets of a Portfolio of the Fund. It also includes with respect to each Portfolio the net assets of one or more other portfolios as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee, the net assets of the Portfolio and each other portfolio of the Fund are determined as of the close of business on the previous business day of the Fund, and the net assets of each portfolio of each other fund are determined as of the close of business on the previous business day of that fund.

Fund Portfolio(s)             Other Portfolio(s)
Mid Cap Value Equity Fund  -- Mid Cap Value Equity Trust, a series of John
                               Hancock Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for each Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                             RESEARCH, ADVISORY AND
                         INVESTMENT MANAGEMENT AGREEMENT


                         Deutsche Asset Management, Inc.
                                 345 Park Avenue
                          New York, New York 10154-0010


                                                                  April 28, 2006



RREEF America L.L.C.
875 N. Michigan Ave
41st Floor
Chicago, IL 60611


     We have entered into a Subadvisory Agreement (the "Subadvisory Agreement") dated as of October 17, 2005, as amended from time to time, with John Hancock Investment Management Services, LLC (the "Adviser"), a Delaware limited liability company, on behalf of the Real Estate Securities Fund and the Global Real Estate Fund (each a "Fund" and collectively the "Funds") each of which his a series of John Hancock Funds II ("JHF"), pursuant to which we act as subadviser to the Funds. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Funds, and with the approval of the Funds, we wish to avail ourselves of your investment advisory and investment management services. Accordingly, with the acceptance of the Funds, we hereby agree with you as follows for the duration of this Agreement:

     1. You agree to furnish to us such information, investment recommendations, advice and assistance as we shall from time to time reasonably request. In carrying out your investment advisory duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by you and us in writing from time to time, and also with the investment restrictions outlined in the JHF's registration statement filed with the U.S. Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. Pursuant to Section 3 and as detailed on Appendix A of the Subadvisory Agreement, we receive a monthly fee as compensation for the services we provide to the Adviser related to the Funds. As permitted by Section 2(i) of the Subadvisory Agreement, we are hereby delegating to you all of the day-to-day management obligations related to the Funds. In conjunction with your performance of such obligations, we agree to pay you (in United States dollars) a monthly fee equal to one hundred percent (100%) of the fees we receive from the Adviser related to each of the Funds. We agree to make such payments to you by wire transfer or check, at your option. We further agree to make each such monthly payment within the ten (10) days next following the day of our receipt of our monthly fee related to the Funds.

     We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Funds, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Funds any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

     You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, then it shall not be permitted without the approval of the Board of Trustees ("Board") of JHF.

     4. You agree that you will not make a short sale of any capital stock of the Funds, or purchase any share of the capital stock of the Funds otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. Nothing herein shall be construed as constituting you an agent of us or of the Funds.

     7. You represent and warrant that you are registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree to maintain such registration in effect during the term of this Agreement.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Funds, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Funds, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Funds or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of your acts and omissions in performing the services under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008, and shall continue in effect thereafter, but only so long as such continuance is specifically approved with respect to either Fund at least annually by the affirmative vote of (i) a majority of the members of JHF's Board who are not interested persons of JHF, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of JHF's Board or the holders of a majority of the outstanding voting securities of the respective Fund. This Agreement may nevertheless be terminated at any time with respect to either Fund, without penalty, by JHF's Board or by vote of holders of a majority of the outstanding voting securities of the respective Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment is specifically approved by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of JHF (to the extent required by applicable law); and (ii) a majority of the members of JHF's Board of Trustees who are not interested persons of JHF, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the JHF.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

         Addressed

                  If to Deutsche Asset Management, Inc., to:

                      Deutsche Asset Management, Inc.

                      345 Park Avenue

                      New York, NY 10154

                      Attention:    Kim Mustin
                                    Managing Director

                           (Facsimile No. 212-454-0744)

                  If to RREEF America L.L.C., to:

                      RREEF America L.L.C.

                      Floor 26

                      101 California Street

                      San Francisco, Ca  94111

                      Attention:    Marlena Casellini

                                    Managing Director, Chief Operating Officer

                           (Facsimile No. 415.392.4648)

                With a copy to:

                      RREEF America L.L.C.

                      875 N. Michigan Ave

                      41st Floor

                      Chicago, IL 60611

                      Attention:    Barry H. Braitman

                                    Managing Director

                           (Facsimile No. 312.266.9346)


or to such other address as to which the recipient shall have informed the other party.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person", "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of JHF shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of JHF or any portfolio thereof, but only the assets belonging to JHF, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable JHF to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to us all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and we will then coordinate and deliver the same to the Adviser on your behalf.



                      [Remainder left intentionally blank]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                      Very truly yours,

                                      DEUTSCHE ASSET MANAGEMENT, INC.




                                      By:     /s/Michael Colon
                                              ----------------
                                      Name:   Michael Colon
                                      Title:  COO DeAM AMerica




                                      By:     /s/Jennifer Karam
                                              -----------------
                                      Name:   Jennifer Karam
                                      Title:  Director


The foregoing agreement is hereby accepted as of the date first above written.




                                      RREEF AMERICA L.L.C.




                                      By:     /s/Michael Luciano
                                              ------------------
                                      Name:   Michael Luciano
                                      Title:  Managing Director


Accepted:

GLOBAL REAL ESTATE FUND



By:  /s/John G. Vrysen
     -----------------
     John G. Vrysen



REAL ESTATE SECURITIES FUND



By:  /s/John G. Vrysen
     -----------------
     John G. Vrysen

                             RESEARCH, ADVISORY AND
                         INVESTMENT MANAGEMENT AGREEMENT


                              RREEF America L.L.C.
                 an affiliate of Deutsche Asset Management, Inc.
                             875 N. Michigan Avenue
                                   41st Floor
                             Chicago, Illinois 60611


                                                            As of April 28, 2006



RREEF Global Advisors Limited


     We have entered into a Research, Advisory and Investment Management Agreement with Deutsche Asset Management, Inc. ("DAMI") dated April 28, 2006, under which DAMI has delegated to RREEF America L.L.C. ("RREEF") substantially all of its duties under a subadvisory agreement (the "Subadvisory Agreement") dated as of October 17, 2005, as amended from time to time, between DAMI and John Hancock Investment Management Services, LLC (the "Adviser"), a Delaware limited liability company, on behalf of Global Real Estate Fund (the "Fund"), pursuant to which DAMI acts as a subadviser to the Fund. A copy of the Subadvisory Agreement has been previously furnished to you. In furtherance of such duties to the Fund, and with the approval of the Fund, we wish to avail ourselves of your investment advisory and investment management services. Accordingly, with the acceptance of the Fund, we hereby agree with you as follows for the duration of this Agreement:

     1. You shall primarily be responsible for investment management and other relevant services with respect to securities of companies primarily located in the following geographic region(s) (the "Territory"): ________Europe and Africa_______. Additionally you agree to provide us with such information, investment recommendations, advice and assistance as we shall from time to time reasonably request, provided that such disclosure is permitted in accordance with applicable legal and regulatory requirements. In carrying out your investment advisory and investment management duties hereunder, you will comply with the objectives, guidelines and restrictions as may be agreed upon by the parties in writing from time to time, and also with the investment restrictions outlined in the Fund's registration statement filed with the United States Securities and Exchange Commission, as the same may be amended from time to time. You shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

     2. We agree to pay to you, as compensation for the services to be rendered by you pursuant to this Agreement, a monthly fee to be calculated as provided in this Section 2. Your fee will be a percentage of the monthly fee received by us (through DAMI) under the Subadvisory Agreement. The percentage of the fee that you will receive will be based upon the FTSE EPRA / NAREIT Global Real Estate Index (the "Index"). Your fee will be calculated by multiplying the total monthly fee received by RREEF under the Subadvisory Agreement by the proportion of total real estate investments in the Index which are attributed to your Territory (as measured based upon the latest articulation of the Index prior to the payment date). We will, within ten (10) days following our receipt of the fees paid to us under the Subadvisory Agreement, calculate the dollar value of your monthly fee and transmit the same to you in United States Dollars.

     In the event that we reasonably determine in good faith that you are not authorized under United States securities laws to receive compensation with respect to the Fund for your Territory (or any part thereof), you will not receive your monthly fee (or such portion of your monthly fee corresponding to the portion of your Territory for which such a determination has been made). The fees that would have otherwise been paid to you but for this decision will be redistributed pro rata among RREEF and the other similarly situated regional subadvisers providing investment advisory services under similar Research and Advisory Agreements ("Regional Subadvisers").

     In the event that this Agreement is terminated for any reason, RREEF will use the date of termination as the measurement date for the purpose of determining the percentage of fees owed to you. Such fees will be prorated by the number of days during the month of termination on which you perform the services provided for herein. Any excess fees held by RREEF after such calculations are made will be divided amongst RREEF and the other Regional Subadvisers in accordance with the Index and formula listed above.

     We agree to work with you, in order to make our relationship as productive as possible for the benefit of the Fund, to further the development of your ability to provide the services contemplated by Section 1. To this end we agree to work with you to assist you in developing your research techniques, procedures and analysis. We may from time to time furnish you with informal memoranda reflecting our understanding of our working procedures with you, which will be agreed to by each of us and may be revised as you work with us pursuant to this Agreement. We agree not to furnish, without your consent, to any person other than our personnel and directors and representatives of the Fund any tangible research material that is prepared by you, that is not publicly available, and that has been stamped or otherwise clearly indicated by you as being confidential.

     You agree to treat the Fund's portfolio holdings as confidential information in accordance with the Fund's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit your employees from trading on any such confidential information. We agree that upon DAMI's notification to us of any amendments to the Fund's "Policy Regarding Disclosure of Portfolio Holdings," we will notify you of the same.

     3. You shall be entitled to sub-delegate, where necessary, the performance of any or all of the services hereunder to any member of a company controlled by Deutsche Bank AG ("Group Companies"), provided that if such delegation would violate the anti-assignment provisions of the Investment Advisers Act, or any other applicable law or regulation, then it shall not be permitted without the approval of the Trustees of the Fund.

     4. You agree that you will not make a short sale of any capital stock of the Fund, or purchase any share of the capital stock of the Fund otherwise than for investment.

     5. Your services to us are not to be deemed exclusive and you are free to render similar services to others, except as otherwise provided in Section 1 hereof.

     6. Nothing herein shall be construed as constituting you an agent of us or of the Fund.

     7. You represent and warrant that at all times during which you provide investment advisory and investment management services under this Agreement you are, and will continue to be, registered as an investment advisor under the U.S. Investment Advisers Act of 1940, as amended. You agree that once you are so registered you will maintain such registration for as long as you provide investment advisory and investment management services under this Agreement, as the same may be amended or extended in accordance with its terms.

     8. Neither you nor any affiliate of yours shall receive any compensation in connection with the placement or execution of any transaction for the purchase or sale of securities or for the investment of funds on behalf of the Fund, except that you or your affiliates may receive a commission, fee or other remuneration for acting as broker in connection with the sale of securities to or by the Fund, if permitted under the U.S. Investment Company Act of 1940, as amended, and all other applicable laws and regulations.

     9. You agree that you will not consult with any other subadviser engaged by Adviser with respect to transactions in securities or other assets concerning the Fund or another fund advised by Adviser, except to the extent such consultation is made with respect to the Fund(s) with another affiliated adviser in the Group Companies, or to the extent permitted under the U.S. Investment Company Act of 1940, as amended.

     10. We agree that you may rely on information reasonably believed by you to be accurate and reliable. We further agree that neither you nor your officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties or by reason of reckless disregard of your obligations and duties under this Agreement. We acknowledge and agree that we are responsible for all of your acts and omissions in performing the services under this Agreement.

     11. This Agreement shall remain in effect until April 28, 2008 and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time, without penalty, by the Fund's Board of Trustees or by vote of holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice delivered or sent by registered mail, postage prepaid, to you, at your address given in Paragraph 13 hereof or at any other address of which you shall have notified us in writing, or by you upon 60 days' written notice to us and to the Fund, and shall automatically be terminated in the event of its assignment or of the termination (due to assignment or otherwise) of the Subadvisory Agreement, provided that an assignment to a corporate successor to all or substantially all of your business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of your business shall not be deemed to be an assignment for purposes of this Agreement. Any such notice shall be deemed given when received by the addressee.

     12. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund; and (ii) a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund, you or us, cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund vote to approved the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other fund affected by the amendment or (b) all of the portfolios of the John Hancock Funds II.

     13. Any notice hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such notice, air mail postage paid, the day on which such facsimile is sent).

                  Addressed:

                  If to RREEF America L.L.C., to:

                      RREEF America L.L.C.

                      Floor 26

                      101 California Street

                      San Francisco, Ca  94111

                      Attention:    Marlena Casellini
                                    Managing Director, Chief Operating Officer

                           (Facsimile No. 1.415.392.4648)

                With a copy to:

                      RREEF America L.L.C.

                      875 N. Michigan Avenue

                      41st Floor

                      Chicago, IL 60611

                      Attention:    Barry H. Braitman
                                    Managing Director

                           (Facsimile No. 1.312.266.9346)



                  If to RREEF Global Advisors Limited, to:

                      Floor 2

                      1 Appold Street, Broadgate

                      London, UK

                      Attention:    Mr. Stephen Shaw

                                    Managing Director, Chief Operating Officer

                           (Facsimile No.)


or to such other address as to which the recipient shall have informed the other party.

     Notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and if by facsimile and mail, the date on which such facsimile and confirmatory letter are sent.

     14. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the U.S. Investment Company Act of 1940, as amended. As used herein the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the U.S. Investment Company Act of 1940, as amended.

     15. The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration") is on file in the Office of the Secretary of State of The Commonwealth of Massachusetts provides that the name "John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of John Hancock Funds II shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of John Hancock Funds II or any portfolio thereof, but only the assets belonging to John Hancock Funds II, or to the particular portfolio with respect to which such obligation or claim arose, shall be liable.

     16. Upon execution of this Agreement, you shall provide the Adviser with your written policies and procedures, or summaries thereof ("Compliance Policies"), as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, you shall submit to the Adviser: (i) no less frequently than annually any material changes (or summaries thereof) to the Compliance Polices, (ii) no less frequently than the next regular report to the Adviser, notification of any litigation or investigation that, in your reasonable determination, would have a material impact on your ability to perform your obligations under this Agreement, and (iii) no less frequently than the next regular report to the Adviser, notification of any material compliance matter that, in your reasonable determination, relates to the services provided by you to the Fund, including but not limited to any material violation of the Compliance Polices, the commencement or results of any regulatory examination conducted, or periodic testing of the Compliance Polices, provided that any such notification and/or disclosure required herein is not prohibited by applicable law. Throughout the term of this Agreement, you shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the

Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Investment Company Act, provided, however, that the provision of such certifications, information and access is not prohibited by applicable law. You may deliver to DAMI all reports, summaries, notifications, certifications, and other information you are required by this paragraph to deliver to the Adviser, and DAMI will then coordinate and deliver the same to the Adviser on your behalf.



                      [Signature Page Immediately Follows]

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart hereof and return the same to us.

                                      Very truly yours,

                                      RREEF AMERICA L.L.C.



                                      By:    /s/Chris Hughes
                                             -----------------
                                      Name:  Chris Hughes
                                      Title: Managing Director


The foregoing agreement is hereby accepted as of the date first above written.




                                      RREEF Global Advisors Limited



                                      By:    /s/Stephen Shaw
                                             -----------------
                                      Name:  Stephen Shaw
                                      Title: Director


                                      By:    /s/Kevin Jones
                                             -----------------
                                      Name:  Kevin Jones
                                      Title: Director
Accepted:

Global Real Estate Fund


By:  /s/John G. Vrysen
     -----------------
     John G. Vrysen

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT


     AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC, a Delaware limited liability company (the "Adviser"), and Western Asset Management Company, a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF SUBADVISER

     The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust and Adviser.

2.   SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance in determining the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with the procedures and methods established by the Trustees of the Trust.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Adviser has furnished or will furnish the Subadviser with copies of the Portfolios, Registration Statements, Prospectuses, Statements of Additional Information, Declaration of Trust and By-laws as currently in effect and agrees during the continuance of this Agreement to furnish promptly the Subadviser with copies of any amendments or supplements thereto at the time the amendments or supplements become effective. Until the Adviser delivers any such amendment or supplement to the Subadviser, the Subadviser may rely on the Prospectuses and Statements of Additional Information and any supplements thereto previously furnished to the Subadviser.

d. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and
     brokerage   services  a  higher  spread  or  commission  for  a  particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

e. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

f. The Subadviser shall vote proxies relating to the Portfolio's investment securities in accordance with the Trust's proxy voting policies and procedures, which provide that the Subadviser shall vote all proxies relating to securities held by the Portfolio and, subject to the Trust's policies and procedures, shall use proxy voting policies and procedures adopted by the Subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act. The Subadviser shall review its proxy voting activities on a periodic basis with the Trustees.

3.   COMPENSATION OF SUBADVISER

     The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees.

5.   SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser, provided that the Subadviser shall be responsible for any acts or omissions of such other persons and shall notify the Adviser in writing before entering into such arrangements.

6.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

7.   REGULATION

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

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.   DURATION AND TERMINATION OF AGREEMENT

     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

10.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

12.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.  LIMITATION OF LIABILITY

     The Agreement and Declaration of Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     1. other subadvisers to a Portfolio (other than an affiliated person of the Subadviser);
     2. other subadvisers to a Trust portfolio (other than an affiliated person of the Subadviser);
     3. other subadvisers to a portfolio under common control with the Portfolio (other than an affiliated person of the Subadviser).

18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

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

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

     All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except if it is otherwise in the public domain or, with notice to the other party, as ay be necessary to comply with applicable laws, rules, regulations, subpoenas or court orders. Further, the Adviser and Trust agree that information supplied by the Subadviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Subadviser, and the Adviser and Trust agree not to disclose any of the information contained in such materials except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board, counsel to the Board, counsel to the Trust, the independent accountants and any other agent of the Portfolios; or (iv) as otherwise agreed to by the parties in writing.

19.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide the Adviser with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act. Subadviser also agrees to provide such other information as may be reasonably requested by the Trust, CCO, or his authorized representative, upon request relating to the Subadviser's compliance program.

20.  USE OF NAMES

     The parties agree that the name of the Adviser and Subadviser, the names of the affiliates of the Adviser and the Subadviser and any derivative, logo, trademark, service mark or trade name are the valuable property of the Adviser and Subadviser and their affiliates, respectively. Upon termination of this Agreement, the Adviser and the Subadviser shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks or trade names of the other party. It is understood that the Subadviser shall have not responsibility to ensure the adequacy of the form or content of such materials for purposes of the Investment Company Act or other applicable laws or regulations. If the Adviser or Subadviser makes an unauthorized use of the other party's names, derivatives, logos, trademarks, service marks or trade names, it is acknowledged that such other party shall suffer irreparable hardship for which monetary damages are inadequate and therefore such other party will be entitled to injunctive relief.

21.  AUTHORIZATION TO EXECUTE DOCUMENTS

     Subadviser may execute all documents and agreements with brokers and dealers, including brokerage agreement, clearing agreements, account documentation, swap arrangements, other investment related agreements, and any other agreements, documents, or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement, for the purposes of managing the Portfolios provided that the Subadviser does not contravene the Prospectus, investment guidelines, or other applicable Trust portfolios' requirements or limitations.

        (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC




By:  /s/John G. Vrysen
     -----------------
     John G. Vrysen
     Executive Vice President and Chief Financial Officer




                                          WESTERN ASSET MANAGEMENT COMPANY




                                          By:    /s/Kevin Ehrlich
                                                 ----------------
                                          Name:  Kevin Ehrlich
                                          Title: Manager, Regulatory Affairs

                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to each Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the "Subadviser Fee"):

                                                 First              Excess Over
                                             $500 million           $500 million
                                             of Aggregate           of Aggregate
Portfolio                                     Net Assets*           Net Assets*
U.S. Government Securities Fund
Strategic Bond Fund
High Yield Fund

*The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)                 Other Portfolio(s)

U.S. Government Securities Fund -- U.S. Government Securities Trust, a series of
                                     John Hancock Trust

Strategic Bond Fund             -- Strategic Bond Trust, a series of
                                     John Hancock Trust

High Yield Fund                 -- High Yield Trust, a series of John Hancock
                                     Trust

     The Subadviser Fee for a Portfolio shall be based on the applicable annual fee rate for the Portfolio which for each day shall be equal to (i) the sum of the amounts determined by applying the annual percentage rates in the table to the applicable portions of Aggregate Net Assets divided by (ii) Aggregate Net Assets (the "Applicable Annual Fee Rate"). The Subadviser Fee for the Portfolio shall be accrued for each calendar day, and the sum of the daily fee accruals shall be paid monthly to the Subadviser within 30 calendar days of the end of each month. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Portfolio. The
Adviser shall provide Subadviser with such information as Subadviser may reasonably request supporting the calculation of the fees paid to it hereunder. Fees shall be paid either by wire transfer or check, as directed by Subadviser.

     If, with respect to any Portfolio, this Agreement becomes effective or terminates, or if the manner of determining the Applicable Annual Fee Rate changes, before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or from the beginning of such month to the date such change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

                              JOHN HANCOCK FUNDS II

                              SUBADVISORY AGREEMENT

     AGREEMENT made this 28th day of April, 2006, between Western Asset Management Company ("WAM" or "Subadviser"), and Western Asset Management Company Limited ("WAMCL" or "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   APPOINTMENT OF WAMCL

     WAM has entered into a sub-advisory agreement with John Hancock Investment Management Services, LLC ("John Hancock"). WAMCL undertakes to act as investment subadviser to, and, subject to the supervision of WAM and the Trustees of John Hancock Funds II (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolio(s) specified in Appendix A to this Agreement as it shall be amended by the Adviser or WAM and the Subadviser from time to time (the "Portfolios"). WAMCL will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or writing by the Trust or Adviser or WAM.

2.   SERVICES TO BE RENDERED BY WAMCL TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

     i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

     ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

     iii. take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

     iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

     v. provide assistance in determining the fair value of certain securities when market quotations are not readily available for purposes of calculating net asset value for the Trust's Custodian in accordance with the procedures and methods established by the Trustees of the Trust.

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and
     brokerage   services  a  higher  spread  or  commission  for  a  particular
     transaction   than   otherwise   might   have  been   charged   by  another

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     broker-dealer,  if the  Subadviser  determines  that the  higher  spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of
     either   the   particular   transaction   or   the   Subadviser's   overall
     responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers.

d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.   COMPENSATION OF SUBADVISER

     All assets will be aggregated with the assets managed by the Adviser pursuant to the sub-advisory agreement between the Adviser and John Hancock with respect to the Portfolio. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Subadviser a pro-rata share of the sub-advisory fee paid to the Adviser by John Hancock based on the proportion of net assets managed by the Adviser and the Subadviser. John Hancock shall not be responsible for making payments due to the Subadviser under this Agreement. The Adviser shall have sole responsibility for making appropriate pro-rata payments to Subadviser based on the assets for which the Subadviser is responsible.

4.   LIABILITY OF SUBADVISER

     Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors, officers or employees. WAM acknowledges and agrees that it is responsible for all WAMCL's acts and omissions in performing the services under this Agreement.

5.   SUPPLEMENTAL ARRANGEMENTS

     The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser, provided that the Subadviser shall be responsible for any acts or omissions of such other persons and shall notify the Adviser in writing before entering into such arrangements.

6.   CONFLICTS OF INTEREST

     It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

7.   REGULATION

     The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8.   DURATION AND TERMINATION OF AGREEMENT

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     This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

     If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company
Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.   PROVISION OF CERTAIN INFORMATION BY SUBADVISER

     The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

10.  AMENDMENTS TO THE AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

11.  ENTIRE AGREEMENT

     This Agreement contains the entire understanding and agreement of the parties.

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12.  HEADINGS

     The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.  NOTICES

     All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.  SEVERABILITY

     Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.  GOVERNING LAW

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.  LIMITATION OF LIABILITY

     The Declaration of Trust establishing the Trust, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name " John Hancock Funds II" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

17.  CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

     As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

     1. other subadvisers to a Portfolio (other than WAM);
     2. other subadvisers to a Trust portfolio (other than WAM);
     3. other subadvisers to a portfolio under common control with the Portfolio (other than WAM).

18.  CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

     The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust's "Policy Regarding Disclosure of Portfolio Holdings," as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

19.  AUTHORIZATION TO EXECUTE DOCUMENTS

     Subadviser may execute all documents and agreements with brokers and dealers, including brokerage agreement, clearing agreements, account documentation, swap arrangements, other investment related agreements, and any other agreements, documents, or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement, for the


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purposes  of managing  the  Portfolios  provided  that the  Subadviser  does not contravene the Prospectus, investment guidelines, or other applicable Trust portfolios' requirements or limitations.

20.  COMPLIANCE

     Upon execution of this Agreement, the Subadviser shall provide John Hancock with the Subadviser's written policies and procedures ("Compliance Policies") as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Subadviser shall promptly submit to John Hancock: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Subadviser and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies, and (iii) notification of any material compliance matter that relates to the services provided by the Subadviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Subadviser's code of ethics and/or related code. Throughout the term of this Agreement, the Subadviser shall provide John Hancock with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by John Hancock) that John Hancock may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act. Subadviser also agrees to provide such other information as may be reasonably requested by the Trust, CCO, or his authorized representative, upon request relating to the Subadviser's compliance program.

         (THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)




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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                                        WESTERN ASSET MANAGEMENT COMPANY




                                          By:    /s/Kevin Ehrlich
                                                 ----------------
                                          Name:  Kevin Ehrlich
                                          Title: Manager, Regulatory Affairs




                                        WESTERN ASSET MANAGEMENT COMPANY LIMITED




                                        By:    /s/James G. Hayes
                                               -----------------
                                        Name:  James G. Hayes
                                        Title: Head of Client Service and
                                                Marketing Support




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                                   APPENDIX A

     The Subadviser shall serve as investment subadviser for each Portfolio of the Trust listed below.

Trust Portfolio(s)          Other Portfolio(s)

Strategic Bond Fund    --   Strategic Bond Trust, a series of John Hancock Trust

High Yield Fund        --   High Yield Trust, a series of John Hancock Trust




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